          SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                               and

                     THE CHASE MANHATTAN BANK

                             Trustee

                     ------------------------

                            INDENTURE

                 Dated as of November [__], 1997

                     ------------------------

          SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

          Certain Sections of this Indenture relating to
            Sections 310 through 318, inclusive, of the
                    Trust Indenture Act of 1939



    Trust Indenture Act Section        Indenture Section
    ---------------------------        -----------------

      310(a)(1) and (2)                 6.08
      310(a)(3) and (4)                 Inapplicable
      310(b)                            6.09(a), (b) and (d)
      310(c)                            Inapplicable
      311(a)                            6.12(a) and (c)(1) and (2)
      311(b)                            6.12(b)
      311(c)                            Inapplicable
      312(a)                            4.01 and 4.02(a)
      312(b)                            4.02(b)
      312(c)                            4.02(c)
      313(a)                            4.04
      313(b)(1)                         Inapplicable
      313(b)(2)                         4.04
      313(c)                            4.04
      313(d)                            4.04
      314(a)                            4.03 and 3.05

                                        (continued on the following page)

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

    Trust Indenture Act Section        Indenture Section
    ---------------------------        -----------------
      314(b)                            Inapplicable
      314(c)(1) and (2)                 11.05
      314(c)(3)                         Inapplicable
      314(d)                            Inapplicable
      314(e)                            11.05
      314(f)                            Inapplicable
      315(a), (c) and (d)               6.01
      315(b)                            5.11
      315(e)                            5.12
      316(a)(1)                         5.09
      316(a)(2)                         Not required
      316(a) (last sentence)            7.04
      316(b)                            5.07
      317(a)                            5.02
      317(b)                            3.04
      318(a)                            11.07



----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                -----------------

                                                                            PAGE
                                                                            ----

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Certain Terms Defined...........................................1

                                   ARTICLE 2
                                   SECURITIES

SECTION 2.01.  Form Generally..................................................9
SECTION 2.02.  Form of Trustee's Certificate of Authentication.................9
SECTION 2.03.  Amount Unlimited; Issuable in Series...........................10
SECTION 2.04.  Denominations..................................................13
SECTION 2.05.  Authentication and Delivery of Securities......................13
SECTION 2.06.  Execution of Securities........................................15
SECTION 2.07.  Certificate of Authentication..................................16
SECTION 2.08.  Denomination and Date of Securities; Payments of Interest......16
SECTION 2.09.  Registration, Transfer and Exchange............................17
SECTION 2.10.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities......19
SECTION 2.11.  Cancellation of Securities; Destruction Thereof................20
SECTION 2.12.  Temporary Securities...........................................21

                                   ARTICLE 3
                            COVENANTS OF THE ISSUER

SECTION 3.01.  Payment of Principal and Interest..............................21
SECTION 3.02.  Offices for Payments, Etc......................................22
SECTION 3.03.  Appointment to Fill a Vacancy in Office of Trustee.............23
SECTION 3.04.  Paying Agents..................................................23
SECTION 3.05.  Written Statement to Trustee...................................24
SECTION 3.06.  Limitation on Liens............................................25
SECTION 3.07.  Limitations on Sale and Leaseback Transactions.................26
SECTION 3.08.  Existence......................................................27

                                   ARTICLE 4
    LISTS OF HOLDERS OF SECURITIES AND REPORTS BY THE ISSUER AND THE TRUSTEE

SECTION 4.01.  Lists of Holders of Securities.................................27
SECTION 4.02.  Preservation and Disclosure of Lists of Holders of
        Securities............................................................28

                                                                            PAGE
                                                                            ----

SECTION 4.03.  Reports by the Issuer..........................................29
SECTION 4.04.  Reports by the Trustee.........................................29

                                   ARTICLE 5
     REMEDIES OF THE TRUSTEE AND HOLDERS OF SECURITIES ON EVENT OF DEFAULT

SECTION 5.01.  Event of Default Defined; Acceleration of Maturity;
        Waiver of Default.....................................................30
SECTION 5.02.  Collection of Indebtedness by Trustee; Trustee May Prove
        Debt..................................................................33
SECTION 5.03.  Application of Proceeds........................................35
SECTION 5.04.  Suits for Enforcement..........................................37
SECTION 5.05.  Restoration of Rights on Abandonment of Proceedings............37
SECTION 5.06.  Limitations on Suits by Holders of Securities..................37
SECTION 5.07.  Unconditional Right of Holders of Securities to Institute
        Certain Suits.........................................................38
SECTION 5.08.  Powers and Remedies Cumulative; Delay or Omission Not
        Waiver of Default.....................................................38
SECTION 5.09.  Control by Holders of Securities...............................38
SECTION 5.10.  Waiver of Past Defaults........................................39
SECTION 5.11.  Trustee to Give Notice of Default, But May Withhold in
        Certain Circumstances.................................................40
SECTION 5.12.  Right of Court to Require Filing of Undertaking to Pay
        Costs.................................................................40
SECTION 5.13.  Actual Knowledge of Trustee....................................40
SECTION 5.14.  Waiver of Usury, Stay or Extension Laws........................41

                                   ARTICLE 6
                             CONCERNING THE TRUSTEE

SECTION 6.01.  Duties and Responsibilities of the Trustee; During Default;
        Prior to Default......................................................41
SECTION 6.02.  Certain Rights of the Trustee..................................42
SECTION 6.03.  Trustee Not Responsible for Recitals, Disposition of
        Securities or Application of Proceeds Thereof.........................44
SECTION 6.04.  Trustee and Agents May Hold Securities; Collections, etc.......44
SECTION 6.05.  Moneys Held by Trustee.........................................44
SECTION 6.06.  Compensation and Indemnification of Trustee and Its
        Prior Lien............................................................44
SECTION 6.07.  Right of Trustee to Rely on Officers' Certificates, etc........45
SECTION 6.08.  Persons Eligible for Appointment as Trustee....................45

                                                                            PAGE
                                                                            ----

SECTION 6.09.  Resignation and Removal; Appointment of Successor
        Trustee...............................................................45
SECTION 6.10.  Acceptance of Appointment by Successor Trustee.................47
SECTION 6.11.  Merger, Conversion, Consolidation or Succession to
        Business of Trustee...................................................48
SECTION 6.12.  Preferential Collection of Claims Against the Issuer...........48

                                   ARTICLE 7
                      CONCERNING THE HOLDERS OF SECURITIES

SECTION 7.01.  Evidence of Action Taken by Holders of Securities..............53
SECTION 7.02.  Proof of Execution of Instruments and of Holding of
        Securities............................................................53
SECTION 7.03.  Holders to Be Treated as Owners................................53
SECTION 7.04.  Securities Owned by Issuer Deemed Not Outstanding..............54
SECTION 7.05.  Right of Revocation of Action Taken............................54

                                   ARTICLE 8
                            SUPPLEMENTAL INDENTURES

SECTION 8.01.  Supplemental Indentures Without Consent of Holders of
        Securities............................................................55
SECTION 8.02.  Supplemental Indentures with Consent of Holders of
        Securities............................................................56
SECTION 8.03.  Effect of Supplemental Indenture...............................57
SECTION 8.04.  Documents to Be Given to Trustee...............................58
SECTION 8.05.  Notation on Securities in Respect of Supplemental
        Indentures............................................................58

                                   ARTICLE 9
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.01.  Issuer May Consolidate, Etc., on Certain Terms.................58
SECTION 9.02.  Successor Issuer Substituted...................................59
SECTION 9.03.  Opinion of Counsel to Trustee..................................59

                                   ARTICLE 10
         DEFEASANCE; SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED
                                     MONEYS

                                                                            PAGE
                                                                            ----

SECTION 10.01.  Defeasance Upon Deposit of Funds or Government
        Obligations...........................................................60
SECTION 10.02.  Satisfaction and Discharge of Indenture.......................61
SECTION 10.03.  Application by Trustee of Funds Deposited for Payment
        of Securities.........................................................62
SECTION 10.04.  Repayment of Moneys Held by Paying Agent......................62
SECTION 10.05.  Return of Moneys Held by Trustee and Paying Agent
        Unclaimed for Three Years.............................................63
SECTION 10.06.  Reinstatement.................................................63

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

SECTION 11.01.  Incorporators, Stockholders, Officers and Directors of
        Issuer Exempt from Individual Liability...............................64
SECTION 11.02.  Provisions of Indenture for the Sole Benefit of Parties and
        Holders of Securities.................................................64
SECTION 11.03.  Successors and Assigns of Issuer Bound by Indenture...........64
SECTION 11.04.  Notices and Demands on Issuer, Trustee and Holders of
        Securities............................................................64
SECTION 11.05.  Officers' Certificates and Opinions of Counsel;
        Statements to Be Contained Therein....................................65
SECTION 11.06.  Payments Due on Saturdays, Sundays and Holidays...............66
SECTION 11.07.  Conflict of Any Provision of Indenture with Trust
        Indenture Act; Trust Indenture Act Controls...........................66
SECTION 11.08.  New York Law to Govern........................................66
SECTION 11.09.  Separability Clause...........................................67
SECTION 11.10.  Counterparts..................................................67
SECTION 11.11.  Effect of Headings............................................67

                                   ARTICLE 12
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 12.01.  Applicability of Article......................................67
SECTION 12.02.  Notice of Full and Partial Redemption; Partial
        Redemptions...........................................................67
SECTION 12.03.  Payment of Securities Called for Redemption...................69
SECTION 12.04.  Exclusion of Certain Securities from Eligibility for
        Selection for Redemption..............................................69
SECTION 12.05.  Mandatory and Optional Sinking Funds..........................70

      THIS INDENTURE, dated as of November [__], 1997 between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the "Issuer"), having its principal office at 10260 Campus Point Drive, San Diego, California 92121, and THE CHASE MANHATTAN BANK, a banking association duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

                              W I T N E S S E T H :

      WHEREAS, the Issuer has duly authorized the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

      All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchases of the Securities by the holders thereof, it is mutually agreed, for the equal and proportionate benefit of all holders of the Securities of each series as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

      "Affiliate" of any specified person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling " and "controlled" have meanings correlative to the foregoing.

      "Attributable Value" means, as to any lease under which any Person is at the time liable, other than a Capital Lease Obligation, and at any date of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate that would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period will be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such net amount will also include the amount of such penalty, but no rent will be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. "Attributable Value" means, as to a Capital Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

      "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

      "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

      "Business Day" means, with respect to any Security, a day that is not a day on which banking institutions or trust companies are authorized or required by law or regulation to be closed in the City of New York.

      "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation will be deemed to be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Consolidated Net Worth" means, at any date of determination, the net worth of the Issuer and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles.

      "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office of The Chase Manhattan Bank at the date of the execution of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697.

      "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every Capital Lease Obligation of such Person and (v) every obligation of the type referred to in clauses (i) through
(iv) of another Person, the payment of which such Person has Guaranteed.

      "default" has the meaning stated in Section 5.11; provided, however, that for purposes of Section 6.12 only, "default" shall have the meaning provided in
Section 6.12(c)(1).

      "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

      "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Event of Default" shall have the meaning set forth in Section 5.01.

      "Global Security" means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.05, and bearing the legend prescribed in Section 2.05.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or
(iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

      "Holder", "holder of Securities" or other similar terms mean the person in whose name such Security is registered in the security register kept by or on behalf of the Issuer for that purpose in accordance with the terms hereof.

      "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

      "Interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

      "Interest Payment Date", when used with respect to any Security, means the stated maturity of an installment of interest on such Security.

      "Issuer" means Science Applications International Corporation and, subject to Article 9, its successors and assigns.

      "Lien" means any mortgage, pledge or lien securing any Debt.

      "Net Available Proceeds" from any Sale Transaction by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any consideration received in the form of assumption of Debt or other obligations by others or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Sale Transaction, (ii) all payments made by such Person or its Subsidiaries on any Debt that is secured by a Lien on the property or assets so disposed of in accordance with the terms of such Lien or that must, by terms of such Lien, or in order to obtain a necessary consent to such Sale Transaction, or by applicable law, be repaid out of the proceeds from such Sale Transaction and
(iii) all distributions and other payments made to third parties (other than Subsidiaries) in respect of minority or joint venture interests as a result of such Sale Transaction.

      "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors, any vice chairman of the Board of Directors, the chief executive officer, the president or any vice president and by the treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in
Section 11.05.

      "Opinion of Counsel" means an opinion in writing signed by the general corporate counsel or such other legal counsel who may be an employee of or counsel to the Issuer, and which counsel shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 11.05, if and to the extent required thereby.

      "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

      "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys or government obligations (as provided for in Section 10.02) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own Paying Agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

            (c) Securities as to which defeasance has been effected pursuant to
      Section 10.01; and

            (d) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.10 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Issuer is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

      In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

      "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Securities on behalf of the Issuer.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Principal", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 2.03.

      "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary, Senior Trust Officer and Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

      "Restricted Subsidiary" means, at any time, any Subsidiary of the Issuer at least 50% of whose consolidated assets are located, or at least 50% of whose consolidated revenues during the then-latest four fiscal quarters were derived from operations conducted, in the United States and its territories and possessions. For this purpose, the consolidated assets or revenues of a Subsidiary will be deemed to be the assets or revenues of such Subsidiary and its Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles.

      "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or assets of such Person which has been or is being sold, conveyed, transferred or otherwise disposed of by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or assets. The stated maturity of such arrangement will be deemed to be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

      "Sale Transaction" means any sale, conveyance, transfer or other disposition of the kind referred to in the first sentence of the definition of "Sale and Leaseback Transaction".

      "Security", "Securities" or "Debt Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

      "Significant Subsidiary" means, at any time, any Subsidiary of the Issuer that qualifies at such time as a "significant subsidiary" of the Issuer within the meaning of Regulation S-X promulgated by the Commission (as in effect at such time).

      "Subsidiary" means a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more subsidiaries of the Issuer, or by the Issuer and one or more subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is the Trustee hereunder, and if at any time there is more than one such Person, Trustee as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" (except as otherwise provided in Sections 8.01 and 8.02) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "U.S. Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

      "Vice President", when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

      "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

      "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding voting stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                                    ARTICLE 2
                                   SECURITIES

      SECTION 2.01. Form Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in such Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

      SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

      This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


Dated:                              [                        ]
                                    As Trustee


                                    By:
                                       ----------------------------
                                         Authorized Officer

      SECTION 2.03.  Amount Unlimited; Issuable in Series.

      (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

     (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 11.05) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

            (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series or portions thereof pursuant to Section 2.09, 2.10, 2.12, 8.05 or 12.03);

            (3) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Issuer to defer or extend any Interest Payment Date and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment

      Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

            (5) the place or places where the principal of and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 3.02) and the place or places where any Securities of the series may be surrendered for registration of transfer or exchange, if other than the Corporate Trust Office, where notices and demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served if other than as provided in Section 11.04 and where notices to Holders pursuant to Section 11.04 will be published;

            (6) any periods within which, prices at which, and any other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Issuer and, if other than as provided in Section 12.02, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

            (7) any obligation of the Issuer to redeem or purchase Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and any periods within which, prices at which, and any other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (9) if the amount of any payment of principal or interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined and any special voting, defeasance or other provisions in connection therewith;

            (10) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.01 or the method by which such portion shall be determined;

            (11) if other than as provided in Section 2.08, the Person to whom any interest on any Security of the series shall be payable;

            (12) any provisions granting special rights to the holders of Securities of the series upon the occurrence of such events as may be specified;

            (13) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.01 or the covenants of the Issuer set forth in Article 3 pertaining to the Securities of the series;

            (14) under what circumstances, if any, and with what procedures and documentation the Issuer will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

            (15) if other than the date of original issue of the first Security of the series to be issued, the date as of which any temporary Global Security representing Outstanding Securities of the series shall be dated;

            (16) the applicability, if any, to the Securities of the series of Sections 10.01 and 10.02, or such other means of defeasance or covenant defeasance as may be specified for the Securities of the series;

            (17) if other than the Trustee, the identity of the Person to act as security registrar and any Paying Agent for the Securities of the series;

            (18) if the Securities of the series shall be issued in whole or in part in global form, (i) the identity of any Depositary for such Global Securities other than the Depository Trust Company and (ii) if other than as provided in Section 2.09, the circumstances under which any exchange of interests in any Securities of the series in global form for certificated Securities of such series may occur;

            (19) any restrictions on the registration, transfer or exchange of the Securities of the series in addition to, in modification of or deletion from those contained in Section 2.09;

            (20) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

            (21) subject to Article 3, the relative degree to which the Securities of the series shall be senior to or be subordinated to other Indebtedness of the Issuer in right of payment; and

            (22) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Issuer) in connection with the marketing of the Securities of the series.

     (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided (i) in a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 11.05) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. Unless otherwise provided, all Securities of any one series need not be issued at the same time and a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

      SECTION 2.04. Denominations. Unless otherwise provided as contemplated by Section 2.03, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

      SECTION 2.05. Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer, signed by both (a) the Chairman of its Board of

Directors, or any vice chairman of its Board of Directors, or its chief executive officer, its president or any vice president of the Issuer and (b) by its treasurer or any assistant treasurer of the Issuer, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in acting or refraining from acting in conclusively relying upon:

            (a) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause 2.05(b) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) a copy of any Board Resolution relating to such series, in each case certified by the Secretary or an Assistant Secretary of the Issuer reasonably believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties;

            (c) an executed supplemental indenture, if any;

            (d) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.01 and 2.03, respectively and prepared in accordance with Section 11.05;

            (e) an Opinion of Counsel, prepared in accordance with Section 11.05, to the effect that

                  (i) the form or forms and terms of such Securities have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.01 and 2.03 in conformity with the provisions of this Indenture;

                  (ii) such Securities, when authenticated and delivered by the
            Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel and this Indenture, will constitute valid and binding obligations of the Issuer;

                  (iii) all laws and requirements in respect of the execution and delivery by the Issuer of the Securities have been complied with; and

                  (iv) covering such other matters as the Trustee may reasonably request.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

      If the Issuer shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

      Each Depositary designated pursuant to Section 2.03 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

      SECTION 2.06. Execution of Securities. The Securities shall be signed on behalf of the Issuer by both (a) the chairman of its Board of Directors, any vice chairman of its Board of Directors, its chief executive officer, its president or any vice president and (b) by its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be (but need not be) impressed, affixed, imprinted or otherwise reproduced on the Securities and may be a facsimile thereof. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

      In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

      SECTION 2.07. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence, and the only evidence, that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      SECTION 2.08. Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section
2.04. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

      Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.03.

      The person in whose name any Security or any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.03, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

      SECTION 2.09. Registration, Transfer and Exchange. The Issuer will keep or cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.02 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

      Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, maturity date, interest rate and Original Issue Date in authorized denominations for a like aggregate principal amount.

      At the option of the Holder thereof, Securities of any series (except a Global Security) may be exchanged for a Security or Securities of the same series, maturity date, interest rate and Original Issue Date in other authorized denominations, in an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Issuer which shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive bearing numbers not contemporaneously outstanding.

      All Securities proferred for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the registrar duly executed by, the holder or his attorney duly authorized in writing.

      The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service change shall be made for any such transaction.

      The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or
(b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

      Notwithstanding any other provision of this Section 2.09, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.05, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility (and in any event before the Depositary surrenders such Global Security for exchange), the Issuer's election pursuant to Section 2.03 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

      The Issuer may at any time and its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

      With respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause 2.09(i) above.

      Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.09 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

      All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

      SECTION 2.10. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer, in its discretion, may execute, and upon the written request of any two officers (as in Section 2.05) of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate and Original Issue Date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.11. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuer unless by a written request signed by two officers of the Issuer, the Issuer shall direct that cancelled Securities be returned to it. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

      SECTION 2.12. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and, upon the written request signed by two officers of the Issuer, the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Securities, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities of such series, all as may be determined by the Issuer as evidenced by the execution thereof. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as would be definitive Securities of such series, unless otherwise established pursuant to Section 2.03.

                                   ARTICLE 3
                            COVENANTS OF THE ISSUER

      SECTION 3.01. Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture. The interest on Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of each Holder thereof and at the option of the Issuer may be paid (i) by mailing checks to or upon the written order of each such Holder at such Holder's last address as it appears on the registry books of the Issuer or (ii) by wire transfer to a bank account maintained by each such Holder.

      Notwithstanding any provisions of this Indenture and of the Securities of any series to the contrary, if the Issuer and a holder of any Security so agree or if expressly provided pursuant to Section 2.03, payments of interest on, and any portion of the principal of, such Holder's Security (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal on such Security) shall be made by the Paying Agent, upon receipt from the Issuer of the immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent), directly to the holder of such Security (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal, surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 3.01 unless a new instruction is delivered 15 days prior to a payment date. The Issuer will indemnify and hold each of the Trustee and any Paying Agent harmless against any loss, liability or expense (including reasonable attorney's fees) resulting from any act or omission to act on the part of the Issuer or any such Holder in connection with any such agreement or from making any payment in accordance with any such agreement.

      SECTION 3.02. Offices for Payments, Etc. The Issuer will maintain or cause to be maintained in The City of New York, an agency where the Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.09, an agency where the Securities of each series may be presented for registration of transfer as provided in this Indenture.

      The Issuer will maintain or cause to be maintained in The City of New York, an agency where notices and demands to or upon the Issuer in respect of the Securities of any series or this Indenture may be served. The Issuer will give to the Trustee prompt written notice of the location of each such agency and of any change of location thereof. Unless otherwise specified in accordance with
Section 2.03, the issuer hereby initially designates the Corporate Trust Office of The Chase Manhattan Bank as the office to be maintained by it for each such purpose.

      In case the Issuer shall fail to maintain such agency in The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

      The Issuer may from time to time designate one or more agencies where the Securities of a series may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.03 and where the Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in the immediately preceding paragraphs of this
Section 3.02. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

      SECTION 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.09, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

      SECTION 3.04. Paying Agents. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

            (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series, or of the Trustee acting on behalf of the holders of the Securities of such series;

            (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest, if any, on the Securities of such series when the same shall be due and payable; and

            (c) that it will forthwith pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause 3.04(b) above.

      The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

      If the Issuer shall act as its own Paying Agent with respect to the Securities of any Series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due until such sums shall be paid to such holders of the Securities or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure to take such action.

      Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay by a written request signed by two officers of the Issuer directing any Paying Agent to pay to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

      Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.04 and 10.05.

      SECTION 3.05. Written Statement to Trustee. The Issuer will deliver to the Trustee on or before May 30 in each year (commencing in 1998) a written statement which need not comply with Section 11.05, signed by the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture), all in accordance with Section 314 of the Trust Indenture Act.

      SECTION 3.06. Limitation on Liens. The Issuer will not, and will not permit any Restricted Subsidiary to, incur any Lien (except as provided in the next paragraph of this Section 3.06) on property or assets owned on or acquired after the date of the Indenture by the Issuer or any Restricted Subsidiary to secure Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Debt Securities (and, if the Issuer may so determine, any other Debt of the Issuer or such Restricted Subsidiary that is not subordinated in right of payment to the Debt Securities) (x) equally and ratably with such Debt as to such property or assets for as long as such Debt will be so secured or (y) in the event such Debt is subordinated in right of payment to the Debt Securities, prior to such Debt as to such property for as long as such Debt will be so secured.

      The foregoing restrictions will not apply to Liens existing on the date of the Indenture or to: (i) Liens securing only the Debt Securities; (ii) Liens in favor of only the Issuer or a Restricted Subsidiary of the Issuer; (iii) any Lien on property of a Person existing immediately prior to the time such Person is merged with or into or consolidated with the Issuer or any Subsidiary of the Issuer or otherwise becomes a Subsidiary of the Issuer (provided that such Lien is not incurred in anticipation of such transaction and does not extend beyond the property subject thereto, or secure any Debt that is not secured thereby, immediately prior to such transaction); (iv) any Lien on property existing immediately prior to the time of acquisition thereof (provided that such Lien is not incurred in anticipation of such acquisition and does not extend beyond the property subject thereto, or secure any Debt that is not secured thereby, immediately prior to such acquisition); (v) any Lien on property securing all or any portion of the purchase price thereof or securing all or any portion of the cost of construction or alteration of or improvement on any property created or assumed contemporaneously with, or within 270 days after, such acquisition or completion of such construction or improvement (provided that such Lien does not extend to any other property and secures Debt in an amount that does not exceed such purchase price or cost of construction, alteration or improvement); (vi) Liens for taxes or assessments or other governmental charges or levies that are not delinquent, remain payable without penalty or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such reserve or other appropriate provision, if any, as may be required in accordance with generally accepted accounting principles has been made; (vii) Liens to secure obligations under workmen's compensation laws or similar legislation; (viii) Liens incurred to secure the performance of statutory obligations or bids, surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature incurred in the ordinary course of business; (ix) any Lien securing Debt owing by the Issuer to a Wholly Owned Subsidiary (provided that, for purposes of this covenant and the covenant described in Section 3.07 upon either (a) the transfer or other disposition of any Debt secured by such Lien to a Person other than another Wholly Owned Subsidiary of the Issuer or (b) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of capital stock of or any other ownership interest in such Wholly Owned Subsidiary to which such secured Debt is owed to a Person other than the Issuer or another Wholly Owned Subsidiary of the Issuer, the provisions described in this clause (ix) will no longer be applicable to such Lien and such Lien will be subject (if otherwise subject) to the requirements of the preceding paragraph of this Section 3.06 without regard to this clause (ix)); (x) any Lien arising in the ordinary course of business in favor of a customer, which Liens are inherent in the government contracting process; (xi) any Liens on assets identified as "Restricted Cash" on the Issuer's balance sheet which are payable to third parties; (xii) any Lien associated with a sale or discount of accounts receivable of the Issuer or its Subsidiaries provided that such Lien (a) does not involve the creation of a Lien or negative pledge on any accounts receivable not so sold or discounted and (b) does not involve in the aggregate the sale or discount of accounts receivable having a book value exceeding $100,000,000;
(xiii) Liens securing obligations not exceeding $100,000,000 in the aggregate on
(a) the assets of single purpose Subsidiaries and (b) assets of the Issuer or any of its Subsidiaries incurred in connection with and related solely to the toll collection business; (xiv) any Lien in favor of the Trustee in respect of expenses incurred or services rendered pursuant to the Indenture; (xv) extensions, renewals or replacements (or successive extensions, renewals, or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (iii), (iv) and (v) so long as such Lien does not extend to any other property and the Debt so secured is not increased and (xvi) any Lien to secure Debt if, after giving effect thereto the sum of: (i) the amount of all Debt secured by all Liens incurred on or after the date of the Indenture and otherwise prohibited by Section 3.06 and (ii) the Attributable Value of Sale and Leaseback Transactions entered into on or after the date of the Indenture and otherwise prohibited by Section 3.07 does not exceed 15% of the Consolidated Net Worth.

      SECTION 3.07. Limitations on Sale and Leaseback Transactions. The Issuer will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction (except for a period not exceeding 36 months) unless
(i) the Issuer or such Restricted Subsidiary would be entitled to enter into such Sale and Leaseback Transaction pursuant to the provisions described in the second paragraph of Section 3.06 or, if after giving effect to such Sale and Leaseback Transaction, the sum of: (a) the amount of all Debt secured by all Liens incurred on or after the date of the Indenture and otherwise prohibited by
Section 3.06 and (b) the Attributable Value of Sale and Leaseback Transactions entered into on or after the date of the Indenture and otherwise prohibited by
Section 3.07 does not exceed 15% of the Consolidated Net Worth without equally and ratably securing the Debt Securities or (ii) the Issuer or a Subsidiary of the Issuer applies, within 90 days after the related Sale Transaction, an amount equal to the Net Available Proceeds of such Sale Transaction (a) to the redemption of Debt Securities or, to the extent Debt Securities are not then redeemable, to the retirement of Debt Securities, of other Issuer Debt that is pari passu with the Debt Securities or of Subsidiary Debt or, to the extent there is no such Issuer Debt or Subsidiary Debt, other Issuer Debt or (b) to the purchase of property, securities, or other assets (other than cash or cash equivalents) having a fair market value, determined at the time of such purchase, at least equal to the Net Available Proceeds of such sale and which will be used (or, in the case of any securities, are capital stock issued by a company engaged) in the business of the Issuer and its Restricted Subsidiaries as then being conducted. Debt Securities redeemed or otherwise retired pursuant to the provision described above may not be used as credits against any sinking fund obligations.

      SECTION 3.08. Existence. Subject to Article 9, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors (or, in the case only of a franchise, an officer of the Issuer) shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.


                                    ARTICLE 4
    LISTS OF HOLDERS OF SECURITIES AND REPORTS BY THE ISSUER AND THE TRUSTEE

      SECTION 4.01. Lists of Holders of Securities. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities of each series pursuant to Section 312 of the Trust Indenture Act:

     (a) semi-annually and not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year, and

     (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

      SECTION 4.02.  Preservation and Disclosure of Lists of Holders of
Securities.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities received by it either in its capacity as Trustee or Security registrar. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

     (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection 4.02(a) of this Section, or

            (ii) inform such applicants as to the approximate number of holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection 4.02(a) of this Section, and as to the approximate cost of mailing to such holders of Securities the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of Securities of such series or all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection 4.02(a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of Section 4.01 or this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made in compliance with subsection 4.02(b) of this Section.

      SECTION 4.03. Reports by the Issuer. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

      SECTION 4.04. Reports by the Trustee. Any Trustee's report required under
Section 313(a) of the Trust Indenture Act shall be transmitted to the holders of Securities to which such report pertains on or before July 15 in each year following the date hereof, so long as any such Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto. The Trustee also shall comply with
Section 313(b) of the Trust Indenture Act. The Trustee shall also transmit all reports as required by Section 313(c) of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to holders of Securities, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Issuer agrees to notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.

                                    ARTICLE 5
     REMEDIES OF THE TRUSTEE AND HOLDERS OF SECURITIES ON EVENT OF DEFAULT

      SECTION 5.01. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect of Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) failure to pay principal of any Security of that series when due;

      (b) failure to pay any interest on any Securities of that series when due, continued for 30 days;

      (c) failure to deposit any sinking fund payment, when due, in respect of any Security of that series;

      (d) failure to perform any other covenant of the Issuer in this Indenture (other than a covenant included in this Indenture solely for the benefit of a series other than that series), continued for 90 days after written notice has been given by the Trustee, or the Holders of at least 25% in principal amount of the Outstanding Securities of that series, as provided in this Indenture;

      (e) a default or defaults under any note(s) or other evidence(s) of Debt (including Securities of another series), or any agreement(s) or instrument(s) (including this Indenture) under which there may be issued or by which there may be secured or evidenced any Debt of the Issuer or any Subsidiary having a principal amount outstanding, individually or in the aggregate, of at least $50,000,000, and whether existing on or created after the date of this Indenture, which default or defaults (i) constitute a failure to pay any portion of the principal of such Debt when due (after the expiration of any applicable grace period) or (ii) have resulted in acceleration of any portion of such Debt having an aggregate principal amount equal to or in excess of $50,000,000, without the overdue or accelerated portion of such Debt having been discharged, or without such acceleration having been rescinded or annulled by the holders of such Debt, within 30 days after written notice has been given by the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of such series, as provided in this Indenture;

      (f) a final judgment or final judgments for the payment of money are entered against the Issuer or any Subsidiary of the Issuer in an aggregate amount in excess of $50,000,000 by a court or courts of competent jurisdiction, unless such judgments are fully discharged, bonded or stayed within 60 days after the right to appeal such judgments has expired;

      (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

      (h) the commencement by the Issuer or a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of a Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or a Significant Subsidiary in furtherance of any such action; and

      (i) other or different Events of Default with respect to Securities of a particular series if so established pursuant to Section 2.03.

      If an Event of Default (other than an Event of Default specified in Section 5.01(g) or (h)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series and the interest accrued thereon, if any, (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 5.01(g) or (h) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series and the interest accrued thereon, if any, (or, if any Securities of that series are original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

      The foregoing provisions, however, are subject to the condition that, if, at any time after the principal (or, if the Securities are Original Issue Discount Securities such portion of the principal as may be specified in the terms thereof) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of any or all Securities of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agent, and counsel, and all other reasonable expenses and liabilities incurred, and all reasonable advances made by, and all amounts due the Trustee under Section 6.06 herein except as a result of its negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series, such series voting as a separate class, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

      For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon, and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      SECTION 5.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that in case (a) default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then in either such case, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest as the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of the series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents and counsel, and any reasonable expenses and liabilities incurred by, and all advances made by, and all amounts due, the Trustee and each predecessor Trustee under Section
6.06 herein except as a result of its negligence or bad faith.

      Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered holders, whether or not the principal of and interest on the Securities of such series are overdue.

      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Chapter 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

     (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, all reasonable advances made, by the Trustee and each predecessor Trustee, and all amounts due the Trustee under Section 6.06 herein, except as a result of its negligence or bad faith), and of the holders of the Securities allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor,

     (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

     (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the holders of the Securities and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the holders of the Securities to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the holders of the Securities, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents and counsel, and all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.06.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder of the Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of the Securities in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of reasonable expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.

      SECTION 5.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.06, except as a result of negligence or bad faith;

            SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FOURTH: To the payment of the remainder, if any, to the Issuer.

      SECTION 5.04. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion (but shall not be obligated to) proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law in equity or in bankruptcy or otherwise, whether for the specific enforcement or any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 5.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the holders of Securities shall continue as though no such proceedings had been taken.

      SECTION 5.06. Limitations on Suits by Holders of Securities. No holder of any Security of any series shall have any right by virtue or by availing of any provisions of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in respect of such Event of Default in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60 day period pursuant to Section 5.09; it being understood and intended, and being expressly covenanted by the holder of every Security with every other Holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every holder of Securities and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 5.07. Unconditional Right of Holders of Securities to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

      SECTION 5.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as otherwise provided in Section 5.06 and with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities in the last sentence of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or to the holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      No delay or omission of the Trustee or of any holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.06, every power and remedy given by this Indenture or by law to the Trustee or to the holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the holders of Securities, as the case may be.

      SECTION 5.09. Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.01), the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

      Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by holders of Securities.

      SECTION 5.10. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may, on behalf of the holders of all Securities of such series, waive compliance by the Issuer with any covenant described in Article 3 or any covenant in a supplemental indenture, other than covenants which cannot be modified or amended without the consent of the holder of each Security affected. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 5.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (each such series voting as a separate class) with respect to which an Event of Default shall have occurred and be continuing may, on behalf of the holders of all the Securities of such series, waive any past default or Event of Default described Section 5.01 (or any other Event of Default specified in a supplemental indenture or resolution of the Board of Directors), and its consequences except a default in the payment of principal or interest and in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 5.11. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series actually known to a Responsible Officer of the Trustee to all Holders of then Outstanding Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear in the registry books, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking or purchase fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series.

      SECTION 5.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties of this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder of Securities or group of holders of Securities of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities Outstanding of such series or to any suit instituted by any holder of Securities for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

      SECTION 5.13. Actual Knowledge of Trustee. The Trustee shall not be deemed to have knowledge of any default or Event of Default except (i) a default under
Section 5.01(a) or (b) so long as the Trustee is Paying Agent or (ii) any default or Event of Default of which the Trustee shall have received written notification or a Responsible Officer charged with the administration of this Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 3.05 of this Indenture.

      SECTION 5.14. Waiver of Usury, Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may effect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                             CONCERNING THE TRUSTEE

      SECTION 6.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default actually known to a Responsible Officer of the Trustee with respect to the Securities of a series shall have occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

            (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty only to examine the same on their face to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, if, in its opinion, there shall be a reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

      The provisions of this Section 6.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

      SECTION 6.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.01:

     (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in request thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

     (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the holders of Securities pursuant to the provisions of this Indenture, unless such holders of Securities shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in making such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

      SECTION 6.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

      SECTION 6.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

      SECTION 6.05. Moneys Held by Trustee. Subject to the provisions of Section
10.05 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

      SECTION 6.06. Compensation and Indemnification of Trustee and Its Prior Lien. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in connection with this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it, harmless against, any loss, liability or expense, incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a prior lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such prior lien.

      SECTION 6.07. Right of Trustee to Rely on Officers' Certificates, etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 6.08. Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act. If such corporation or Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 6.09. Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any Trustee or Trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving 60 days advance written notice of resignation to the Issuer and, in accordance with
Section 4.04 herein, to the Holders. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee or Trustees. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any holder of Securities who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any holder of Securities who has been a bona fide holder of a Security or Securities of such series for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any holder of Securities; or

            (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor Trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to Section 315(e) of the Trust Indenture Act, any holder of Securities who has been a bona fide holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer the evidence provided for in Section 7.01 of the action in that regard taken by the holders of Securities of such series.

     (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 6.09 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.10.

      SECTION 6.10. Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed as provided in Section 6.09 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 10.05, assign, transfer and deliver to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

      If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts under separate indentures.

      Upon acceptance of appointment by any successor Trustee as provided in this Section 6.10, the Issuer shall mail notice thereof by first class mail to the holders of Securities of each series affected, by mailing such notice to such Holders at their last addresses as they shall appear on the registry books. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.09. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

      SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee and all other appointments hereunder; provided, that such corporation shall be eligible under the provisions of Section 6.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered by the Trustee ceasing to act, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated by the Trustee ceasing to act, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it has anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 6.12. Preferential Collection of Claims Against the Issuer. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities and the holders of other indenture securities (as defined in this Section):

      (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

      (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

      (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

      (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

      (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

      (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the holders of Securities and the holders of other indenture securities in such manner that the Trustee, such holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, such holders of Securities and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, such holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

      (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from

      (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

      (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the holders of Securities at the time and in the manner provided in this Indenture;

      (3) disbursements made in the ordinary course of business in the capacity of Trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

      (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) of this Section;

      (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

      (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

      (c) As used in this Section:

      (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

      (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also Trustee, (ii) which contains provisions substantially similar to the provisions of subsection
(a) of this Section, and (iii) under which a default existing at the time of the apportionment of the funds and property held in said special account;

      (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

      (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

      (5) the term "Issuer" shall mean any obliger upon the Securities.

                                    ARTICLE 7
                      CONCERNING THE HOLDERS OF SECURITIES

      SECTION 7.01. Evidence of Action Taken by Holders of Securities. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the holders of Securities of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of holders of Securities in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.01 and 6.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

      SECTION 7.02. Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.01 and 6.02, the execution of any instrument by a holder of Securities or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be reasonably satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 7.01, which record date may be set at anytime or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

      SECTION 7.03. Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums to be paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

      SECTION 7.04. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows or has reason to know are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities by delivering to the Trustee an Officers' Certificate and Opinion of Counsel to such effect. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, and the aggregate principal amount of such securities known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.01 and 6.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      SECTION 7.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the holders of all the Securities affected by such action.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

      SECTION 8.01. Supplemental Indentures Without Consent of Holders of Securities. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

     (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets subject to and in compliance with the terms herein;

     (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer herein and in the Securities;

     (c) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10;

     (d) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

     (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture; provided, such other provisions shall not adversely affect the interests of the holders of the Securities in any material respect in the opinion of the Board of Directors; and
      (f) to establish the form or terms of Securities of any series as permitted by Section 2.01 and 2.03.

      The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.02.

      SECTION 8.02. Supplemental Indentures with Consent of Holders of Securities. With the consent (evidenced as provided in Article 7) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected by any supplemental indenture (each such series voting as a separate class), the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, that no such supplemental indenture shall without the consent of the holders of each Security so affected (a) extend the stated maturity or reduce the principal amount of any Security or any portion thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the Security is payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to

Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any holder of Securities to institute suit for the payment thereof, (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture or (c) modify any of the provisions of this Section 8.02 or Section 5.10, except to increase any such percentage referred to in such provisions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 8.02, or the deletion of this proviso, in accordance with the requirements of Sections 6.10 and 8.01(c).

      Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of holders of Securities as aforesaid and other documents, if any, required by Section 7.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.02, the Issuer shall mail a notice thereof to the holders of then Outstanding Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall then appear on the Security register. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 8.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 8.04. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that any supplemental indenture executed pursuant to this
Article 8 complies with the applicable provisions of this Indenture.

      SECTION 8.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered by the Trustee in exchange for the Securities of such series then Outstanding.

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

      SECTION 9.01. Issuer May Consolidate, Etc., on Certain Terms. With respect to the Securities of any series, the Issuer shall not consolidate with or merge into, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person (a "successor Person"), and may not permit any Person to merge into, or convey, transfer or lease its properties and assets substantially as an entirety to, the Issuer, unless (i) the successor Person (if any) is a corporation, partnership, trust, limited liability company or other entity organized and validly existing under the laws of any domestic jurisdiction and expressly assumes by a supplemental indenture hereto executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the Issuer's obligations on the Securities of such series and under the Indenture with respect thereto, (ii) immediately after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, with respect to the Securities of such series shall have occurred and be continuing and (iii) if, as a result of the transaction, property of the Issuer or any Restricted Subsidiary would become subject to a Lien the incurrence of which would not be permitted under Section 3.06, the Issuer takes such steps as necessary to cause the Securities of

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

such series to be secured ratably with (or prior to) the Debt secured by such Lien as provided in Section 3.06.

      SECTION 9.02. Successor Issuer Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder, which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

      In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

      In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

      SECTION 9.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall receive an Opinion of Counsel and an Officers' Certificate, prepared in accordance with Section 11.05, to the effect that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture, and such opinion will be conclusive evidence of such compliance.

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

                                   ARTICLE 10
         DEFEASANCE; SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED
                                     MONEYS

      SECTION 10.01. Defeasance Upon Deposit of Funds or Government Obligations. At the Issuer's option, either (a) the Issuer shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of Securities after the applicable conditions set forth below have been satisfied or (b) the Issuer shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.06 and 3.07 (and any other Sections applicable to such Securities that are determined pursuant to Section
2.03 to be subject to this provision) with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

      (a) the Issuer shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount or (ii) the equivalent in securities of the United States government or securities issued by agencies of the United States government backed by the full faith and credit of the United States government, which through the payment of interest thereon and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay all of the principal of and interest, if any, on, and repurchase obligations, if any, with respect to Securities of such series on the dates such payments are due in accordance with the terms of such Securities or (iii) a combination of
(i) and (ii), sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund payments) and interest, if any, on, and any repurchase obligations, if any, with respect to the Outstanding Securities of such series on the dates such installments of interest or principal or repurchase obligations are due;

     (b) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

     (c) the Issuer shall have delivered to the Trustee an Opinion of Counsel, from independent tax counsel (which may be outside general counsel to the Issuer, to the effect that holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Issuer's exercise of its option under this Section 10.01 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as

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

would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, such opinion shall be based on (i) a ruling by the Internal Revenue Service or (ii) a change in applicable U.S. federal income tax law occurring after the issue date of the Securities being Discharged;

     (d) such defeasance pursuant to Section 10.01 shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

     (e) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such defeasance pursuant to Section 10.01 have been complied with.

      The term "Discharged" means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except (i) the rights of holders of Securities to receive, from the trust fund described in Subsection (a) above, payment of the principal and any premium of and any interest on such Securities when such payments are due; (ii) the Issuer's obligations with respect to such under Sections 2.09, 2.10, 3.02, 3.04,
6.06 and 10.03 and (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder (including, without limitation, its rights under Section
6.06 hereunder).

      SECTION 10.02. Satisfaction and Discharge of Indenture. If at any time (a) the Issuer shall have paid or caused to be paid the principal and interest on all the Securities of any series Outstanding hereunder (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.10) or (c) (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any Paying Agent to the Issuer in accordance with Section 10.05) sufficient to pay at maturity or upon redemption all Securities of such series (other than any

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

Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.10) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due on or prior to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities of such series, and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee thereunder and (v) the rights of the holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided, that the rights of holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

      SECTION 10.03. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.05, all moneys deposited with the Trustee pursuant to Sections 10.01 and 10.02 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

      SECTION 10.04. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such

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

Paying Agent shall be released from all further liability with respect to such moneys.

      SECTION 10.05. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Three Years. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law (as advised by counsel, pursuant to Section 6.02), be repaid to the Issuer by the Trustee for such series or such Paying Agent, and the holders of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holders may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

      SECTION 10.06. Reinstatement. If (a) the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application; (b) the funds, securities and funds derived from the payment of principal of, and interest on, such securities (or any combination in the aggregate thereof) deposited pursuant to Section 10.01 or 10.02 are insufficient to satisfy the obligations of the Issuer under Section 10.01 or 10.02, as the case may be; or
(c) the trust created, and deposit of cash and/or securities made, pursuant to
Section 10.01 or 10.02 is determined to be ineffective or invalid, then the obligations under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 10.01 or 10.02, as the case may be, shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to
Section 10.03 with respect to such Securities in accordance with this Article and the Issuer has cured any defect in the defeasance or any noncompliance with its obligations under Section 10.01 or 10.02, as the case may be; provided, however, that if the Issuer makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the holders of such Securities to receive such payment from the money so held in trust.

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                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

      SECTION 11.01. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any Debt evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

      SECTION 11.02. Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and their successors and the holders of the Securities any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

      SECTION 11.03. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

      SECTION 11.04. Notices and Demands on Issuer, Trustee and Holders of Securities. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Science Applications International Corporation 10260 Campus Point Drive, MS F-3, San Diego, California 92121, Attention: General Counsel. Any notice, direction, request or demand by the Issuer or any holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes upon receipt at the Corporate Trust Office.

      Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last

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

address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Issuer shall be deemed to be a sufficient giving of such notice.

      SECTION 11.05. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or

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

opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, on information which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

      SECTION 11.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest, if any, on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

      SECTION 11.07. Conflict of Any Provision of Indenture with Trust Indenture Act; Trust Indenture Act Controls. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture specifically modifies or expressly excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

      SECTION 11.08. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New

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York, and for all purposes shall be governed by and construed and interpreted in accordance with the internal laws of such state, except as may otherwise be required by mandatory provisions of law.

      SECTION 11.09. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforeceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 11.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

      SECTION 11.11. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                   ARTICLE 12
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

      SECTION 12.02. Notice of Full and Partial Redemption; Partial Redemptions. Notice of redemption to the holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such Holder shall specify (i) the principal amount of each Security of such series held by such Holder to be

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redeemed, (ii) the date fixed for redemption, (iii) the redemption price (and premium, if any), (iv) the place or places of payment, (v) that payment will be made upon presentation and surrender of such Securities, (vi) that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, (vii) that interest accrued to the date fixed for redemption will be paid as specified in such notice and (viii) that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

      At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in
Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 45 days (or such shorter period as shall be acceptable to the Trustee for its convenience) prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed and the date of redemption.

      If less than all the Securities of a series are to be redeemed, the Trustee shall, subject to Section 12.04, select Securities of such series to be redeemed in whole or in part by such method as the Trustee shall deem equitable and reasonable. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

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      SECTION 12.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price (and premium, if any), together with interest, if any, accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and except as provided in Sections
6.05 and 10.05, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest, if any, becoming due on or prior to the date fixed for redemption shall be payable to the holders of Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.03 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

      Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 12.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

      SECTION 12.05. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.11, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

      On or before the sixtieth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.05) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.11 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.02, for redemption on such sinking fund payment date a specified principal amount of Securities of such series then outstanding to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity; or (b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.02 (and with the effect provided in Section 12.03) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

      At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

      The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 5 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of November __, 1997.

                                    SCIENCE APPLICATIONS INTERNATIONAL
                                       CORPORATION


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

Attest:

By:
   ------------------------------
   Name:
   Title:

                                    THE CHASE MANHATTAN BANK


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


Attest:

By:
   ------------------------------
   Name:
   Title:

STATE OF [       ])
                  )   ss.:
COUNTY OF [      ])


      On this ___ day of _____ before me personally came ____________ to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________ that he is a ___________ of Science Applications International Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                             ------------------------
                                                   Notary Public

STATE OF [       ])
                  )   ss.:
COUNTY OF [      ])


      On this ___ day of _____ before me personally came ____________ to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________ that he is a ___________ of The Chase Manhattan Bank, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                             ------------------------
                                                   Notary Public

                                                           FORM OF DEBT SECURITY


                            $_______________________


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                              SCIENCE APPLICATIONS
                            INTERNATIONAL CORPORATION

                               ____% Note Due ____


      SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the office or agency of the Issuer maintained therefor, the principal sum of ___________ Dollars on _____________, in the coin or currency of the United States, and to pay interest, semi-annually on ________ and ________ of each year, commencing ________________, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the ________ or the ________, as the case may be, next preceding the date to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on this Note, in which case from ___________, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after the __ day of _____ or _____, as the case may be, and before the following ________ or ________, this Note shall bear interest from such ________ or ________; provided, that if the Issuer shall default in the payment of interest due on such ________ or ________, then this Note shall bear interest from the next preceding ________ or ________, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, from ________. The interest so payable on any ________ or ________ will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the ________ or _____, as the case may be, next preceding such ________ or ________, whether or not such day is a Business Day.

      Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

      IN WITNESS WHEREOF, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION has caused this instrument to be signed manually or by facsimile by its duly authorized officer.

                                    SCIENCE APPLICATIONS
                                    INTERNATIONAL CORPORATION


                                    By:________________________________
                                       Name:
                                       Title:


Attest:


________________________



                          CERTIFICATE OF AUTHENTICATION


      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                              THE CHASE MANHATTAN BANK
                                      as Trustee


                                    By:________________________________
                                       Authorized Signatory

                                 REVERSE OF NOTE

                              SCIENCE APPLICATIONS
                            INTERNATIONAL CORPORATION

                               ___% Note Due ____

      This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of _____, 1997 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided.

      Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. If a payment date is not a Business Day, payment may be made at the place of payment on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

      In case an Event of Default, as defined in the Indenture, with respect to the ___% Notes Due ____ shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions which permit the Issuer and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby (each such series voting as a separate class), to supplement the Indenture or any supplemental indenture or modify the rights of the holders of the Securities of such series; provided, that no such supplemental indenture shall without the consent of the holders of each Security so affected: (i) extend the stated maturity or reduce the principal amount of any Security or any portion thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest or premium thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy, or impair or affect the right of any holder of Securities to institute suit for the payment thereof or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the holders of each Security so affected.

                It is also provided in the Indenture that an existing default or Event of Default with respect to the Securities of any series, and its consequences, may be waived in the manner and subject to the conditions set forth in the Indenture, except a default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security affected. Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereto.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable initially only in registered form without coupons in denominations of $1,000 or any integral multiple thereof and in the manner and subject to the limitations provided in the Indenture.

      [This Note will not be redeemable at the option of either the Company or the Holders prior to maturity.][This note is redeemable prior to maturity...][This debenture is entitled to the benefits of a mandatory sinking fund as follows...]

      Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer maintained therefor, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

      The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note or because of any indebtedness evidenced thereby, shall be had against any incorporator as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

      The laws of the State of New York (without regard to conflicts of laws principles thereof) shall govern this Note.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

___________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

________________________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.


__________________________          Dated:_______________________
Signature of
Seller/Assigor/Transferor


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.


Signature guarantee: ________________________